UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2018

(Exact name of registrant as specified in its charter)

Delaware	1-33741	38-3765318
(State or other jurisdiction of incorporation or organization)	Commission file number:	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas,

Texas 75222-4866

(Address of principal executive offices, including zip code)

(214) 977-8222

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Shareholders of A. H. Belo Corporation (the “Company” or “A. H. Belo”) was held on June 6, 2018, in Dallas, Texas. The following are the final voting results and a brief description of each matter submitted to the Company’s shareholders at that meeting. Each proposal is described in more detail in the Company’s 2018 Proxy Statement, dated April 23, 2018.

Proposal 1: Election of Directors. The shareholders of the Company elected each of the two director nominees nominated by the Company’s Board of Directors, as follows: James M. Moroney III and Ronald D. McCray were elected as Class I directors and are eligible to serve a three-year term until the 2021 annual meeting. In connection with the approval of Proposal 3 (Adoption of an Agreement and Plan of Merger and Approval of Reincorporation in Texas) below, beginning with the 2019 Annual Meeting of Shareholders, members of the A. H. Belo Board of Directors will be elected annually.

The following is a tabulation of the voting results with respect to each director nominee:

Director	Votes For	Withheld	Broker Non-Votes
James M. Moroney III	38,054,243	339,806	4,019,727
Ronald D. McCray	38,009,387	384,662	4,019,727

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 by the following vote:

For	Against	Abstain	Broker Non-Votes
42,161,859	239,537	12,380	0

Proposal 3: Adoption of an Agreement and Plan of Merger and Approval of Reincorporation in Texas. The Company’s shareholders adopted the Agreement and Plan of Merger and thereby approved the reincorporation of the Company from the State of Delaware to the State of Texas by the affirmative vote of two-thirds of the voting power of the Company’s outstanding shares entitled to vote:

For	Against	Abstain	Broker Non-Votes
37,276,143	1,088,920	28,986	4,019,727

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2018	A. H. BELO CORPORATION

	By:	/s/ Christine E. Larkin
Christine E. Larkin
Senior Vice President/General Counsel & Secretary